                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 12, 2004

                               ERF Wireless, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Nevada                   000-27467                      76-0196431
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission                   (IRS Employer
     of incorporation)           File Number)                Identification No.)

2911 South Shore Boulevard, Suite 100, League City, Texas          77573
--------------------------------------------------------------------------------
      (Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code (281) 538-2101
                                                   --------------

--------------------------------------------------------------------------------

         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02  Unregistered Sales of Equity Securities

On October 12, 2004, ERF Wireless, Inc. ("ERFW") issued an additional 4,151,812 shares of its $.001 par value common stock based upon two events. As previously disclosed, ERFW entered a Stock Purchase Agreement with four natural persons. See Form 8-K SEC File No. 0-27467 Accession Number 1019687-4-2173. The closing under the Stock Purchase Agreement caused ERFW to issue 1,000,000 shares of its common stock.

ERFW is relying upon the following facts in its determination that the issuance of shares under the Stock Purchase Agreement is an exempted transaction under
Section 4(2) of the Securities Act for "transactions by an issuer not involving any public offering." ERFW's management has a pre-existing business relationship with the sellers. There was no general solicitation or general advertising. There were four purchasers. There was an opportunity for all purchaser to ask questions and receive answers concerning the terms and conditions of the offering. Several of the purchasers were accredited investors and all have such knowledge and experience in financial and business matters as to be capable of evaluating alone the merits and risks of the prospective investment. All certificates for shares contained a Rule 144 legend.

As previously disclosed, Systom Trust Joint Venture purchased 1,000,000 shares of ERFW's Series A Convertible Preferred Stock (the "Series A") on May 19, 2004. See Form 8-K SEC File No. 0-27467 Accession No. 1019687-4-1225). On October 12, 2004, ERFW issued an additional 3,151,812 shares of its $.001 par value common stock following conversion of 168,759.56 shares of Series A by Systom Trust Joint Venture. ERFW is relying upon Section 3(a)(9) of the Securities Act that allows an issuer to exchange any security with its existing security holders exclusively where no commission or other remuneration is paid or given directly or indirectly for soliciting such exchange.

As of October 14, 2004, ERFW had 4,486,551 shares of its $.001 par value common stock issued and outstanding.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 14, 2004
                                                     /s/ R. Greg Smith
                                                     ---------------------------
                                                     R. Greg Smith
                                                     Chief Executive Officer